Inland Real Estate Income Trust, Inc.

2017 Q4 Results Webcast

Tuesday, March 27, 2018 • 3:00 pm CT


WHOLE FOODS
MARKET
LOWE'S
T.J.maxx

Audio is available via webcast – dial in number not required.

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Disclaimer

Inland Real Estate Income Trust, Inc.

inland-investments.com

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers and registered investment advisors authorized to do so.

Past performance is not a guarantee of future results.

The companies depicted in the photographs and logos in this presentation are tenants of Inland Real Estate Income Trust, Inc. (Inland Income Trust or the Company) and may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Income Trust.

Publication Date: 03/27/2018

Risk Factors

Inland Real Estate Income Trust, Inc.

inland-investments.com

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Some of the risks related to investing in Inland Income Trust include, but are not limited to: the board of directors, rather than the trading market, determines the offering price of shares; there is limited liquidity because shares are not bought and sold on an exchange; repurchase programs may be modified or terminated; a typical time horizon for an exit strategy may be longer than five years; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and may be paid from sources other than cash flow from operations, including borrowings and net offering proceeds; and failure to continue to qualify as a REIT and thus being required to pay federal, state and local taxes. Please consult Inland Income Trust's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks.

Valuation Disclosure

Our estimated per share net asset value (NAV) represents a snapshot in time, will likely change, and does not necessarily represent the amount a stockholder would receive now or in the future for his or her shares of the Company's common stock. Stockholders should not rely on the estimated per share NAV in making a decision to buy or sell shares of our common stock. The estimated per share NAV is based on a number of assumptions, estimates and data that are inherently imprecise and susceptible to uncertainty and changes in circumstances, including changes to the value of individual assets as well as changes and developments in the real estate and capital markets, changes in interest rates, and changes in the composition of the Company's portfolio.

Throughout the valuation process, the Company's board of directors, business manager and senior members of management reviewed, confirmed and approved the processes and methodologies used by CBRE Capital Advisors, Inc. (CBRE Cap), a FINRA registered broker dealer firm that specializes in providing real estate financial services, and their consistency with real estate industry standards and best practices. The board of directors then reviewed the valuation report provided by CBRE Cap and determined the estimated per share value NAV.

CBRE Cap's valuation materials were prepared on a confidential basis and were addressed solely to the Company to assist its board of directors in establishing the estimated per share NAV. CBRE Cap's valuation materials were not addressed to the public and should not be relied upon by any other person to establish an estimated value of the Company's common stock. CBRE Cap's valuation materials do not constitute a fairness opinion for a potential or contemplated transaction and should not be represented as such.

Neither CBRE Cap nor any of its affiliates is responsible for the board of directors' determination of the estimated per share NAV, the repurchase price for shares under the Company's share repurchase program (SRP) or the purchase price for shares under the Company's distribution reinvestment plan (DRP). CBRE Cap assumed that the financial forecasts and other information and data provided to or otherwise reviewed by or discussed with CBRE Cap were reasonably prepared in good faith on bases reflecting the best then currently available estimates and judgments (including subjective judgments) of management of the Company, and relied upon the Company to advise CBRE Cap promptly if any information previously provided became inaccurate or was required to be updated during its review. CBRE Cap assumes no obligation to update or otherwise revise these materials. CBRE Cap made numerous assumptions as of various points in time in its preparation of valuation materials.

In the ordinary course of its business, CBRE Cap, its affiliates, directors and officers may trade or otherwise structure and effect transactions in the shares or assets of the Company for its own account or for the accounts of its customers and, accordingly, may at any time hold a long or short position, finance positions or otherwise structure and effect transactions in the Company's shares or assets. CBRE Cap is an affiliate of CBRE Group, Inc. (CBRE), a parent holding company of affiliated companies that are engaged in the ordinary course of business in many areas related to commercial real estate and related services. Through CBRE's affiliates, CBRE may have in the past, and may from time to time in the future, perform one or more roles in a transaction related to the Company or its affiliates.

CBRE Cap is not a legal, accounting or tax expert, and makes no representation or warranty as to the sufficiency or adequacy of its valuation materials with respect to such issues. Nothing contained therein should be construed as tax, accounting or legal advice.

Forward-Looking Statements

Inland Real Estate Income Trust, Inc.

inland-investments.com

In addition to historical information, this webcast contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this webcast.

On Today's Call



Mitchell Sabshon
President &
Chief Executive Officer



Cathy Lynch
Chief Financial Officer



David Lichterman
Vice President, Chief Accounting Officer & Treasurer



Erin Beyer
Vice President, Corporate Strategy

Portfolio Highlights

as of December 31, 2017

Inland Real Estate Income Trust, Inc.

inland-investments.com



Portfolio is **more than 94% leased** and has been more than 94% leased since we purchased our first properties



More than 80% of our annualized base rent (ABR) is generated from properties anchored and shadow-anchored by grocers



ABR per square foot **is $17.16** (excluding ground leases), which is above the national average of $17.12 per square foot[1]

[1] CBRE. Q4 2017 U.S. Retail Figures.

2017 Q4 Portfolio Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com



Diverse geographic footprint with **12%** of our portfolio in the west, **31%** in the south, **29%** in the midwest, and **28%** in the east


12%
31%
29%
28%
West
South
Midwest
East

Top 5 Tenants by Annualized Base Rent

1. DICK'S SPORTING GOODS — 3.7%
2. Kroger — 3.4%
3. TJ Maxx — 3.3%
4. PetSmart — 2.7%
5. Ross Dress for Less — 2.5%

2017 Q4 Portfolio Highlights

inland-investments.com

Comparable Leasing Spread*



40
35
30
25
20
15
10
5
0
35.3%
16.7%
13.2%
7.9%
5.3%
11.5%
2015
2016
2017
New Leases
Renewals

* Percentage change between the new contractual rent per square foot (PSF) and the prior contractual rent PSF for comparable new leases and renewals

2017: A Year of Evolution for Retail

Inland Real Estate Income Trust, Inc.

inland-investments.com

Restaurants

Services

Entertainment

Grocery

Estimated NAV Per Share

Inland Real Estate Income Trust, Inc.

inland-investments.com

	Per Share
Real estate assets	$41.34
Cash and other assets, net of other liabilities[1]	0.30
Fair market value of debt[2]	(19.29)
Estimated per share NAV[3]	**$22.35**

Estimated per share NAV range: $21.23 - $23.47

Midpoint of low and high values: $22.35

[1] Includes the following line items from the Company's audited financial statements as of December 31, 2017: (i) cash and cash equivalents; (ii) investment in unconsolidated entity; (iii) accounts and rent receivables; (iv) other assets; (v) accounts payable and accrued expenses; (vi) distributions payable; (vii) due to related parties and (viii) other liabilities. Includes present value of unpaid earnout liabilities of ($0.03) as of December 31, 2017.
[2] Comprised of mortgage loans and credit facility payable from the Company's audited financial statements as of December 31, 2017, as adjusted for fair market value.
[3] The estimated net asset value is a snapshot in time and is not necessarily indicative of the value Inland Income Trust or stockholders may receive if Inland Income Trust were to list its shares or liquidate its assets, now or in the future.

Repricing of Shares

Inland Real Estate Income Trust, Inc.

inland-investments.com

- Per share estimated NAV of $22.35[1]
  - Excludes value adjustments for portfolio size and diversification
  - Company's Board of Directors selected the midpoint of the range as the estimated per share value
- Distribution Reinvestment Plan (DRP)
  - Purchase price per share of $22.35
- Share Repurchase Program (SRP)[2]
  - Shares repurchased at a percentage of estimated NAV per share[3]
- Quarterly distributions payable to stockholders of record as of March 30, 2018 will be $0.335 per share
  - Expressed as a percentage, the distribution represents an annualized rate of 6% based on current estimated NAV

[1] The estimated NAV per share is a snapshot in time and is not necessarily indicative of the value the Company or stockholders may receive if the Company were to list its shares or liquidate its assets, now or in the future.
[2] The SRP is limited, and repurchases are not guaranteed. The SRP is subject to suspension, modification or termination at any time.
[3] Shares repurchased at a percentage of estimated NAV per share or the purchase price paid per share (subject to adjustment), whichever is less.

Consolidated Financial Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

	December 31, 2017 (in thousands)	December 31, 2016 (in thousands)
Total Assets:	$1,375,370	$1,357,560
Stockholders' Equity:	$591,472	$654,454
Distributions Paid:	$53,315	$52,358
Cash Flow Provided by Operations:	$50,871	$36,203
GAAP Net Loss:	$(19,102)	$(7,961)
Funds from Operations (FFO):	$51,232	$51,899
Modified Funds from Operations (MFFO):	$48,893	$47,367

For the twelve months ended December 31, 2017, approximately 95% of the distributions paid to stockholders of record were paid from cash flow from operations, and approximately 5% of the distributions to stockholders of record were paid from the proceeds of Inland Income Trust's distribution reinvestment plan (DRP) (return of capital). For the twelve months ended December 31, 2016, approximately 69% of the distributions paid to stockholders of record were paid from the proceeds of Inland Income Trust's reasonable best efforts offering and DRP (return of capital), and approximately 31% were paid from cash flow from operations. When Inland Income Trust makes cash distributions using offering or financing proceeds it will have less proceeds to invest in properties and this may lower its overall return potential.

Please refer to the non-GAAP reconciliation table of FFO and MFFO in the Appendix to this presentation.

Debt Profile and Maturities

Inland Real Estate Income Trust, Inc.

inland-investments.com

Scheduled Principal Payments and Maturities of Mortgage Loans and Credit Facility Payable
As of December 31, 2017



(in millions)
$400
$200
$0
$15.5
$152.7
$83.8
$0.9
$84.3
$126.6
$229.6
2018
2019
2020
2021
2022
Thereafter
Mortgage Loans Payable
Credit Facility Payable

Same Store Net Operating Income (NOI) 12 Months

Inland Real Estate Income Trust, Inc.

(in thousands)	12 Months Ended 12/31/2017	12 Months Ended 12/31/2016	Change
Rental income	$86,856	$87,097	
Tenant recovery income	$26,766	$25,785	
Other property income	$469	$1,055	
Total income	**$114,091**	**$113,937**	**$154**
Property operating expenses	$20,022	$20,109	
Real estate tax expense	$14,665	$13,771	
Total property operating expenses	**$34,687**	**$33,880**	**$807**
Same store property net operating income	**$79,404**	**$80,057**	**$(653)**

Please refer to the Results of Operations (12 Months) reconciliation table in the Appendix to this presentation.

2017 Annual Report is Online!

Inland
Real Estate Income Trust, Inc.

inland-investments.com

Why online access?

Immediate – Notification in a timely fashion when the materials are available

Convenient – View or print materials at any time from any internet connection

Flexible – Choose when to review, vote or request a hard copy

Secure – Avoid concerns about waiting for a hard copy to arrive in the mail

Green – Reduce paper consumption and help the environment

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Questions?

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Appendix

Non-GAAP Reconciliation FFO and MFFO

Inland Real Estate Income Trust, Inc.

inland-investments.com

		12 Months Ended 12/31/17 (in thousands)	12 Months Ended 12/31/16 (in thousands)
	GAAP Net loss	$(19,102)	$(7,961)
Add:	Depreciation and amortization related to investment properties	61,804	59,860
	Provision for impairment of investment property	$8,530	$0
	Funds from operations (FFO)	**$51,232**	**$51,899**
Add:	Acquisition related costs	754	(1,556)
Less:	Amortization of acquired market lease intangibles, net	(1,415)	(812)
	Straight-line income, net	(1,678)	(2,164)
	Modified funds from operations (MFFO)	**$48,893**	**$47,367**

Funds from Operations (FFO): A widely accepted and reported supplemental measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income computed in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

Modified Funds from Operations (MFFO): An industry accepted and reported supplemental measure of a publicly registered non-listed REIT's operating performance. As defined by the Investment Program Association, an industry trade group, MFFO is equal to a REIT's FFO, further adjusted for the following items, as applicable, included in the determination of U.S. GAAP net income: acquisition fees and expenses; amounts relating to straight-line rents and amortization of above and below market lease assets and liabilities, accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures.

Please refer to Inland Income Trust's discussion of non-GAAP financial measures on pages 44-45 of its Form 10-K for the year ended December 31, 2017.

Results of Operations (12 Months)

Inland Real Estate Income Trust, Inc.

inland-investments.com

In order to evaluate our overall portfolio, management analyzes the net operating income of properties that we have owned and operated for both periods presented, in their entirety, referred to as "same store" properties. By evaluating the property net operating income of our "same store" properties, management is able to monitor the operations of our existing properties for comparable periods to measure the performance of our current portfolio and determine the effects of our new acquisitions on net income.

A total of 54 investment properties were acquired on or before January 1, 2016 and represent our "same store" properties during the twelve months ended December 31, 2017 and 2016. "Non-same store" consists of properties acquired after January 1, 2016. For the twelve months ended December 31, 2017, five properties constituted non-same store properties and for the twelve months ended December 31, 2016, two properties constituted non-same store properties.

The following table presents the property net operating income of same store and non-same store properties, prior to straight-line income, net, amortization of intangibles, interest, and depreciation and amortization for the twelve months ended December 31, 2017 and 2016, along with a reconciliation to net loss, calculated in accordance with GAAP.

(in thousands)	12 Months Ended 12/31/2017	12 Months Ended 12/31/2016
Same store property net operating income	$79,404	$80,057
Non-same store property net operating income	8,312	2,806
Straight-line income, net	1,678	2,164
Intangible amortization	1,402	809
General and administrative expenses	(5,200)	(5,908)
Acquisition related costs	(754)	1,556
Provision for impairment of investment property	(8,530)	-
Business management fee	(9,196)	(8,580)
Depreciation and amortization	(61,804)	(59,860)
Interest expense	(24,582)	(21,635)
Interest and other income	147	378
Equity in earnings (loss) of unconsolidated entities	21	252
Net loss	$(19,102)	$(7,961)